UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2016
Date of Report (Date of earliest event reported)

BAIXO REOLCATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-19663	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282A Cornwall Road Oakville, Ontario Canada	L6J 7W5
(Address of principal executive offices)	(Zip Code)

(416) 230-8805

Registrant’s telephone number, including area code

H 190 / 5 Centre Horte

Aquem Baixo, Goa, India 403601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 24, 2016, the sole executive officer and director, Rosy Rodrigues (“Rodrigues”) of Baixo Relocation Services, inc., a Nevada corporation (the “Company”), tendered her resignation as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and member of the Board of Directors effective October 24, 2016. Simultaneously, the Board of Directors appointed Richard Hue as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors effective October 24, 2016.

Richard Hue Biography. During the past twenty-five years, Mr. Hue has worked with companies in the service and technology industries. He is an experienced, passionate entrepreneur and self-professed, “startup junkie”. Mr. Hue’s experience working with companies in the service and technology sectors has offered founders experience and contacts in numerous fields. As lead investment manager of a privately managed family fund for the past twenty years, Mr. Hue also oversees many investments from real estate to technology. Mr. Hue began his career as an investment banker with one of Wall Street’s major investment banking institutions providing him with many years of management and investment banking experience. His duties and responsibilities included: (i) researching and analyzing solutions for diversification and enhancement of portfolios; (ii) monitoring finances by analyzing cash flow and other financial statements; (iii) preparing valuation analyses; and (iv) analyzing data pertaining to debt and credit opportunities for various companies. And, as the former president of RT Equity Inc., a boutique merchant banking firm that was eventually acquired by a financial institution, Mr. Hue was responsible for overseeing the development of startups, restructuring business operations and expansions of private and public companies, many in the technology and biotech sector. Mr. Hue continues to successfully apply his investment and management skills to small and mid-cap companies both in North America and internationally.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIXO RELOCATION SERVICES, INC.

DATE: October 26, 2016	By	/s/ Richard Hue
Name: Richard Hue
Title: President/Chief Executive Officer

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